UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2006


                                 TECHLABS, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)


                 000-26233                          65-0843965
                 ---------                          ----------
          (Commission File Number)         (IRS Employer Identification
                                                      Number)


          8905 KINGSTON PIKE, SUITE 313, KNOXVILLE, TN          37923
          --------------------------------------------          -----
            (Address of Principal Executive Offices)         (Zip Code)


                                 (215) 243-8044
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 20, 2006, Techlabs, Inc. (the "Company") and Yucatan Holdings Company entered into an agreement under which Yucatan will convert 133,333 shares of the Company's Class C Preferred Stock into 20,000,000 shares of the Company's common stock. No other consideration will be paid in connection with such conversion and issuance.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 29, 2006                 Techlabs, Inc.
                                        By: /s/ Jayme Dorrough
                                        Jayme Dorrough
                                        President